UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2025

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 Dartmouth Street, Floor 3
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 503-9095

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On July 22, 2025, the Board of Directors of Adicet Bio, Inc. (the Company or Adicet) approved a reduction in its workforce by approximately 30% of the Company’s current employee base in connection with its strategic pipeline prioritization, as disclosed under Item 8.01 of this Current Report on Form 8-K. This workforce reduction will be substantially completed by the end of the third quarter of 2025. As a result of these actions, the Company expects to incur personnel-related restructuring charges of approximately $2.3 million in connection with one-time employee termination cash expenditures, including severance and other benefits, which are expected to be substantially incurred in the third quarter of 2025. The Company may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the workforce reduction or retention efforts. These estimates of the costs that the Company expects to incur, and the timing thereof, are subject to a number of assumptions and actual results may differ.

The workforce reduction, in combination with other expense reductions related to strategic pipeline prioritization and discontinuation of the ADI-270 program, is expected to extend the Company’s cash runway into the fourth quarter of 2026.

Item 8.01 Other Events.

On July 23, 2025, the Company announced a strategic prioritization of the Company’s pipeline intended to optimize the development of assets with the greatest potential for clinical and commercial success. The Company will focus its resources on ADI-001, currently in Phase 1 clinical studies for autoimmune indications, and ADI-212, an optimized next-generation gene-edited and cytokine-armored clinical candidate targeting prostate specific membrane antigen (PSMA). The Company has discontinued the development of ADI-270 for patients with metastatic/advanced clear renal cell carcinoma (ccRCC).

ADI-212

ADI-212 is an optimized next-generation gene-edited and cytokine-armored clinical candidate targeting PSMA. The Company believes ADI-212 has the potential to improve therapeutic outcomes by building on the cell expansion and tumor exposure observed in patients in the Phase 1 clinical trial for ADI-270. ADI-212 is designed to enhance potency in solid tumors and to deliver additional anti-tumor mechanisms to the tumor microenvironment. ADI-212 has shown enhanced activity in IND-enabling studies, demonstrating improved potency and tumor-cell killing capacity compared to previous generation alpha-beta and gamma delta CAR T programs in oncology.

ADI-270 Data Results

ADI-270 has been evaluated in a Phase 1 clinical trial for patients with ccRCC who have been treated with an immune checkpoint inhibitor and a vascular endothelial growth factor inhibitor. As a result of the Company’s strategic pipeline prioritization, enrollment in the ADI-270 Phase 1 clinical trial has been closed. As of the July 23, 2025 data cut, five patients with ccRCC who received the planned target dose level in the Phase 1 (1 billion CAR+ cells of ADI-270) with a second dose of (300 million CAR+ cells of ADI-270) demonstrated 100% disease control rate and 20% best overall response rate with no patient experiencing disease progression following ADI-270 dosing. ADI-270 demonstrated consistent and robust expansion and exposure in both blood and tumor biopsies. Additionally, in the Phase 1 study, ADI-270 demonstrated a favorable tolerability profile, with no reports of cytokine release syndrome or immune effector cell-associated neurotoxicity syndrome.

Updated Pipeline Chart

On July 23, 2025, the Company published to its website an updated pipeline chart of its product candidates in development. A copy of the Company's pipeline is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

The disclosure in this Current Report on Form 8-K contains "forward-looking statements" of Adicet within the meaning of the Private Securities Litigation Reform Act of 1995 relating to the business and operations of Adicet. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding Adicet’s expectations for its strategic pipeline prioritization; the development of the Company’s product candidates, including the clinical and commercial potential for ADI-001 and ADI-212 and expectations for the safety, durability, tolerability and efficacy of these product candidates; the timing and estimated costs to be incurred in connection with the workforce reduction and related severance payments; and expectations regarding its uses of capital, expenses and financial results, including the expected cash runway.

Any forward-looking statements in this Current Report on Form 8-K are based on management's current expectations and beliefs of future events, and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements, including without limitation, the effect of global economic conditions and public health crises on the Company’s business and financial results, including with respect to disruptions to its preclinical and clinical studies, business operations, employee hiring and retention, and ability to raise additional capital; Adicet's ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; that positive results, including interim results, from a preclinical or clinical study may not necessarily be predictive of the results of future or ongoing studies; that clinical studies may fail to demonstrate adequate safety and efficacy of Adicet’s product candidates, which would prevent, delay, or limit the scope of regulatory approval and commercialization; and regulatory approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities are lengthy, time-consuming, and inherently unpredictable; and Adicet’s ability to meet production and product release expectations. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause Adicet's actual results to differ from those contained in the forward-looking statements, see the section titled "Risk Factors" in Adicet's most recent Quarterly Report on Form 10-Q and subsequent filings with the U.S. Securities and Exchange Commission (SEC), as well as discussions of potential risks, uncertainties, and other important factors in Adicet’s other filings with the SEC. All disclosure in this Current Report on Form 8-K is as of the date of this filing, and Adicet undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Adicet Bio, Inc. Pipeline Chart, as of July 23, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADICET BIO, INC.

Date:	July 23, 2025	By:	/s/ Nick Harvey
		Name: Title:	Nick Harvey Chief Financial Officer